File No. 33-30394
                                               Under Rule 497(c) of Regulation C

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                   [BIRD LOGO]
                                    Columbia


                            CMC STRATEGIC EQUITY FUND


         CMC Strategic Equity Fund (the "Fund") is a portfolio of CMC Fund Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.




















     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                October 1, 2001


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                                TABLE OF CONTENTS
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Risk/Return Summary...........................................................3
     CMC STRATEGIC EQUITY Fund................................................3
          Goal................................................................3
          Strategy............................................................3
          Risk Factors........................................................4
          Historical Performance..............................................5
          Expenses............................................................5
          Financial Highlights................................................6
MANAGEMENT....................................................................6
INFORMATION ABOUT YOUR INVESTMENT.............................................7
     Your Account.............................................................7
          Buying Shares.......................................................7
          Selling Shares......................................................7
          Pricing of Shares...................................................8
     Distribution and Taxes...................................................8
          Income and Capital Gains Distributions..............................8
          Tax Effect of Distributions and Transactions........................9
MORE ABOUT THE FUND...........................................................10
     Investment Strategy......................................................10
          Portfolio Securities................................................10
          Derivatives.........................................................11
          Changes to Investment Objective and Temporary Investments...........11
          Portfolio Turnover..................................................12
FOR MORE INFORMATION..........................................................13






























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RISK/RETURN SUMMARY
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GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

                  The Fund's investment objective is to provide long term growth of capital by investing primarily in common stocks of companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small cap companies to large cap, well-established companies. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts ("derivatives").

                  In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Adviser determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of theAdviser's analysis. The Adviser seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in



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         the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Adviser believes will outperform the market and offer long-term financial reward.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  As with all equity funds, the Fund is subject to stock market risk, which means the stocks held by the Fund may decline in value due to the activities and financial prospects of individual companies or to general market and economic conditions. The Fund's portfolio - and likewise your investment in the Fund - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Fund. Because it concentrates on stocks which the Adviser believes are undervalued compared to their intrinsic worth, this Fund is subject to the risk that these stocks may be out of favor with investors for an extended period of time. In addition, if the portfolio manager's perception of a company's value is not realized in the expected time frame, the Fund's performance may suffer.

                  To the extent the Fund invests in small- and mid-cap stocks there will be greater risk than if this investment were in large-cap stocks because:

                  o their issuers may have limited operating histories, fewer financial resources, and inexperienced management, and may depend on a small number of products or services
                  o small- and mid-cap stocks may have low trading volumes, making it difficult to sell a security or resulting in erratic or abrupt price movements

                  Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country.

                  Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the FDIC. You could lose money as a result of your investment in the Fund or not make as much as if you had invested elsewhere. The value of your investment will fluctuate. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.


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HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Because the Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current first fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

                  -----------------------------------------------------------
                  The Fund does not charge a sales load or 12b-1 distribution fee.
                  -----------------------------------------------------------

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Fee Table


         Shareholder transaction fees (fees paid directly          None
         from your investment)

         Annual Fund Operating Expenses(1)
         (expenses that are paid out of Fund assets)

                  Management Fees                                  0.40%
                  Distribution and/or Service (12b-1) Fees         None
                  Other Expenses                                   0.15%(2)

                  Total Fund Operating Expenses                    0.55%
                           Expense Reimbursement                   0.15%(3)
                           Net Expenses                            0.40%

                  (1) In addition to the Annual Fund Operating Expenses set
                      forth above, each shareholder will enter into a written administrative services agreement with the Adviser. Pursuant to this Agreement, the Adviser will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions

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                      and economic indicators. For such services, each
                      shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's net assets in the Fund and 0.00% on the shareholder's net assets in the Fund in excess of $25 million.

                  (2) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal period of operation.

                  (3) For the fiscal year ending October 31, 2001, and for the fiscal years ending October 31, 2002, 2003 and 2004, CMC has agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%.

                  Expense Examples

                  These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                                           1 Year                 3 Years
                                           ------                 -------
                                             $41                    $129

FINANCIAL HIGHLIGHTS
--------------------

         Because the Strategic Equity Fund is new, no financial information is presented.


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MANAGEMENT
--------------------------------------------------------------------------------

         The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.

         The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. The Fund is new. Under its advisory contract with the Adviser, the Fund will pay a management fee, expressed as a percentage of average net assets of 0.40%.

         Robert A. Unger, a Senior Vice President of the Adviser since January, 2001 and Chartered Financial Analyst, is responsible for the Fund's investment decisions and for implementing and maintaining on a daily basis the Fund's investment themes and strategies. Mr. Unger has served as a portfolio manager and member of the investment team since he joined the Adviser in 1984. Mr. Unger is a graduate of Northwestern University and holds a Master of Business Administration from the University of Denver.


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INFORMATION ABOUT YOUR INVESTMENT
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YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  You may purchase shares in the Fund directly by contacting a CMC representative at 1-800-547-1037. The Fund's minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.

                  CMC may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional information for more detail.

                  The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                  ------------------------------------------------------------------------------
                  Taxability of Distributions
                  ------------------------------------------------------------------------------

                  Type of                           Tax Rate for           Tax Rate for
                  Distribution                      15% Bracket            28% Bracket or Higher
                  ------------                      -----------            ---------------------
                  Income Dividends                  Ordinary Income Rate   Ordinary Income Rate

                  Short Term Capital Gains          Ordinary Income Rate   Ordinary Income Rate

                  Long Term Capital Gains           10%                    20%
                  --------------------------------- ---------------------- ---------------------

                  The Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of the Fund for shares of another fund managed by the Adviser is the same as a sale.

                  ------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance.
                  ------------------------------------------------------

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MORE ABOUT THE FUND
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INVESTMENT STRATEGY
-------------------

                  Before selecting individual securities for the Fund, the Adviser begins with a top-down, industry sector analysis. After performing this analysis, the Adviser uses a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this intensive research process, the Adviser evaluates a company's financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Adviser focuses on quality and financial condition of the issuer, the price of an individual issuer's common stock, and also on economic sectors and industry dynamics. To measure a company's value, the Adviser looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.


                  In addition to the principal investment strategy of measuring value by focusing on an issuing company's price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:

                  o Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.
                  o Management with demonstrated ability and commitment to the company
                  o Low market valuations relative to earnings forecasts, book value, cash flow and sales.

                  In addition, the Adviser will analyze trading characteristics of particular stocks and may employ market-timing strategies as part of the Fund's overall investment strategy.

         Portfolio Securities
         --------------------

                  The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund consider securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

                  The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers by purchasing American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Derivatives
         -----------

                  The Fund may also invest in stock futures and option contracts, which are traditional types of derivatives. A derivative is a financial contract whose value is based on ("derived" from) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Losses or gains involving derivatives can be substantial. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risk. The Fund will not use derivatives for speculative purposes or as leveraged investment that magnify gains or losses.

         Changes to Investment Objective and Temporary Investments
         ---------------------------------------------------------

                  The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a

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         temporary defensive position, it may not achieve its stated investment objective.

         Portfolio Turnover
         ------------------

                  The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could reduce the Fund's performance.

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FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and performance in the following documents:

                  o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

                  o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and current annual report may be attached to this Prospectus. If it is not, or to obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                                    CMC Fund Trust
                                    1300 S.W. Sixth Avenue
                                    Portland, Oregon  97201
                                    Telephone:  1-800-547-1037

Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

------------------------------------------------------------------------------

                            CMC STRATEGIC EQUITY FUND

------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Strategic Equity Fund (the "Fund").

         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated October 1, 2001 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.



                                TABLE OF CONTENTS

Description of the Funds.....................................................2
Management...................................................................12
Investment Advisory and Other Fees Paid to Affiliates........................15
Portfolio Transactions.......................................................16
Capital Stock and Other Securities...........................................18
Purchase, Redemption and Pricing of Shares...................................19
Custodians...................................................................21
Independent Accountants......................................................21
Taxes........................................................................22
Performance..................................................................25

                                October 1, 2001

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                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are eight portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                            CMC STRATEGIC EQUITY FUND

         The Fund's investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks of companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large cap, well-established companies. Most of the Fund's assets will be invested in U.S. common stocks, however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Fund's investment adviser expects to use active trading strategies to take advantage of perceived market opportunities.

INVESTMENTS HELD AND INVESTMENT PRACTICES BY THE FUND
-----------------------------------------------------

         The Prospectus describes the Fund's principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions
------------------------------------------

         The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

         The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

         The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

         The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Equity Securities
-------------------------

         The Fund may invest up to 25% of its total assets in equity securities of foreign issuers in developed foreign countries, primarily companies in Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

         Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

         There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgement against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

         ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         For further discussion of the risks of investing in foreign securities, see the summary of the Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUND, PORTFOLIO SECURITIES."

Repurchase Agreements
---------------------

         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Trustees of the Trust. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days;
(2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")
---------------------------------------

         The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate
- such as shopping centers, malls, multi-family housing, or commercial property, or real-estate related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies
---------------------------------------------

         The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments
---------------------

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities
----------------------

         When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing
---------

         The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund's borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions
-----------------

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Technology Sector
-----------------

         The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.


INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets.

The Fund may not:

         1. Buy or sell physical commodities or commodities contracts or oil, gas or mineral programs, but the Fund may purchase, sell or enter into financial futures contracts and options on financial futures contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with the federal securities and commodities laws.

         2. Concentrate investments in any industry. It may, however, (a) invest up to 25 percent of the value of its total assets in any one industry, (b) invest up to 100 percent of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and
(c) invest for temporary defensive purposes up to 80% of the value of its total assets in certificates of deposit ("CDs") and banker's acceptances with maturities not greater than one year. CDs and banker's acceptances will be limited to domestic banks that have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund.

         3. Purchase or sell real estate unless acquired as the result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business, including real estate investment trusts. This restriction shall not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in these activities.

This restriction shall not prevent the Fund from investing in real estate operating companies and companies engaged in other real estate related businesses.

         4. Make loans, except that the Fund may (a) purchase debt obligations which are consistent with its investment objectives and policies; (b) enter into repurchase agreements; and (c) loan its portfolio securities, to the fullest extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

         5. Issue any senior security (as defined in the 1940 Act), except that a Fund may (a) engage in transactions that may result in the issuance of senior securities to the extent permitted under regulations and interpretations of the 1940 Act or an exemptive order or interpretation of the staff of the Securities and Exchange Commission (the "SEC"); (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under regulations or interpretations of the 1940 Act; (c) subject to the restrictions described in the Statement of Additional Information, borrow money as authorized by the 1940 Act; and (d) issue multiple classes of shares in accordance with regulations of the SEC.

         6. Underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), when reselling securities held in its own portfolio.

         7. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33-1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

         The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

         The Fund may not:

         1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

         2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

         3. Invest in companies for the purpose of exercising control or management.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------

         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. since November 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund , Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 70, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant to Columbia Management Co. and FleetBoston Financial Corporation (since December 1997); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 69, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 57, Trustee of the Trust (since May 2000) and Director of each of the Columbia Funds (since May 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 60, Trustee of the Trust and Director of each of the Columbia Funds; and Chairman and Chief Executive Officer of The Regence Group.

Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 48, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer and Assistant Secretary (since July 2000), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Assistant Secretary (since July 2000), Director (since January 1999), Secretary (April 1993-July 2000) and Senior Vice President (January 1999-October 2000) of the Trust Company; President (since October
2000), Chief Operating Officer and Secretary (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 57, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Oficer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (December 1997-May 2001) and Director (since 1980) of the Trust Company; Chief Executive Officer and Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of the Adviser; Chairman (since 2000), Director (since 1982), President (December 1997-October 2000) and Chief Investment Officer (December 1997-May 2001) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 61, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 42, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November
1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 40, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 49, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 41, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President and Secretary of Columbia Financial (since January 1999); Secretary (since July 2000) and Associate Counsel (since January 1999) of the Trust Company; Assistant Secretary (since July 2000), Vice President-Legal (since July 1999) and Associate Counsel (April 1997-June 1999) of the Adviser and CFMC. Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from the Trust or the Fund.

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2000.

                                                    Total Compensation from the
Trustee                  Compensation From Trust    Trust  and Columbia Funds
-------                  -----------------------    -------------------------

Richard L.  Woolworth           $9,000                       $33,000
Thomas R. Mackenzie*            $4,500                       $16,000
James C. George                 $9,000                       $32,000
Patrick J. Simpson**            $4,500                       $16,000

*  Mr. Mackenzie retired as a trustee of the Trust in April 2000.
** Mr. Simpson was elected as Trustee of the Trust to fill the vacancy created by the retirement of Mr. Mackenzie.

         As of the date of this Statement of Additional Information, there were no shareholders of the Fund.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. The Fund is new and has not paid any advisory fees.

         The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for the Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

         The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use the Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. The Fund is new and, accordingly, it has not paid any brokerage commissions.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that all access person trades be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC Small Cap, CMC Small/Mid Cap, CMC International Stock and CMC International Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in the Fund are made directly by (1) investors, some of whom may be clients of the Adviser or (2) the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in the Fund by the client or the Adviser, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the

Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). J.P. Morgan Chase & Co. ("J.P. Morgan" or a "Custodian"), 3 MetroTech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with J.P. Morgan (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has eight portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat the Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

         SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) the Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. The Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n  =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical $1000
                                 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's The Dow Jones Business and Financial Weekly, The Financial Times, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 3000, and Nasdaq stock indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

                                 STOEL RIVES LLP
                                    ATTORNEYS
                            STANDARD INSURANCE CENTER
                         900 SW FIFTH AVENUE, SUITE 2600
                           PORTLAND, OREGON 97204-1268
                     Phone (503) 224-3380 Fax (503) 220-2480
                               TDD (503) 221-1045
                             Internet: www.stoel.com

                                 October 5, 2001

                                                       BRENDAN N. O'SCANNLAIN
                                                             Direct Dial
                                                           (503) 294-9886
                                                    email bnoscannlain@stoel.com

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: CMC Fund Trust - CMC Strategic Equity Fund Portfolio File Nos. 33-30394 and 811-5857

Ladies and Gentlemen:

         On behalf of CMC Fund Trust (the "Trust"), we transmit for filing with the Commission pursuant to Rule 497(c) of Regulation C, the form of Prospectus and Statement of Additional Information to be used in connection with the offering of shares of CMC Strategic Equity Fund, a portfolio of the Trust.

         The amendment to the above-captioned Registration Statement to which this Rule 497 Prospectus and Statement of Additional Information relate was declared effective by the Commission on October 1, 2001.

         Please call the undersigned at (503) 294-9886 if you have any questions about this filing.

                                                     Sincerely,

                                                     BRENDAN N. O'SCANNLAIN

                                                     Brendan N. O'Scannlain


Enclosures
cc:      Mr. Mark A. Wentzien
         Mr. Robert J. Moorman